SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 14, 2000
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                             WASTE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


                                 North Carolina
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                 (State or other jurisdiction of incorporation)


                 0-22417                                  56-0954929
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         (Commission file Number)                   (IRS Employer ID Number)


   3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609
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   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code (919) 325-3000
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          (Former name or former address, if changed since last report)

Item 5. Other Events.
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         On June 14, 2000, the Registrant issued a press release stating as follows:

              Waste Industries, Inc. Announces Plan to Repurchase Shares of Its Common Stock

                  RALEIGH, N.C., June 14 /PRNewswire/ -- Waste Industries, Inc.
              (Nasdaq: WWIN), a regional, non-hazardous solid waste services company, today announced that it plans to begin a stock repurchase program whereby up to one million shares of its Common Stock may be purchased from time to time in the open market. Lonnie C. Poole, Jr., Waste Industries' Chief Executive Officer, announced that the decision was made in view of the current price at which the Company's stock is trading. Mr. Poole stated further that, "We believe that the true value of the Company is not reflected in the current market price of its stock. The Company will finance the repurchase with debt from its existing credit facility." Mr. Poole also notes that except for re-issuances in connection with employee stock programs, there are no other specific plans for shares which might be purchased.
                  Waste Industries, Inc. is a vertically integrated solid waste services company that provides collection, transfer, disposal and recycling services to commercial, industrial and residential customer locations in the states of North Carolina, South Carolina, Virginia, Tennessee, Mississippi, Alabama, Georgia and Florida.
                  Certain parts of this press release are "forward-looking
              statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the statement will include words such as the Company "expects," "believes," "anticipates" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to risks and uncertainties, such as acquisition risks, difficulties in managing rapid growth, and weather conditions, that could cause actual results to differ materially from those currently anticipated. Consider these factors carefully in evaluating the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward- looking statements is contained from time to time in the Company's SEC filings. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements.

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



                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WASTE INDUSTRIES, INC.



Date: June 15, 2000                              /s/ Stephen C. Shaw
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                                                Stephen C. Shaw,
                                                Chief Financial Officer
                                                (Principal Financial Officer)

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